UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2017

Shutterfly, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2017, Shutterfly, Inc. (the “Company”) held its Annual Meeting of Stockholders in Redwood City, California (“Annual Meeting”). As of March 27, 2017, the Company’s record date, there were a total of 34,157,241 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Based on the final report of the independent inspector of elections, 31,738,477 shares of Common Stock were represented in person or by proxy at the Annual Meeting and, therefore, a quorum was present. Five items of business were acted upon by stockholders at the Annual Meeting.

On May 25, 2017, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this report.

Proposal 1 – Election of Directors

Ms. Ann Mather, Mr. H. Tayloe Stansbury and Mr. Brian T. Swette were elected to serve as Class II directors of the Company’s Board of Directors for three year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Ann Mather	20,678,426	9,855,184	1,204,867
H. Tayloe Stansbury	30,384,049	149,561	1,204,867
Brian T. Swette	30,299,980	233,630	1,204,867

Proposal 2 – Approval, on an advisory basis, of the Compensation of our Named Executive Officers

Based on the non-binding votes set forth below, the compensation of the Company’s named executive officers was duly approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,253,278	14,205,355	74,977	1,204,867

Proposal 3 – Recommendation, by non-binding vote, of the frequency of compensation of our Named Executive Officers

Based on the non-binding votes set forth below, the vote of every one year received the largest number of votes.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
29,999,198	14,295	518,563	1,554

Proposal 4 – Amendment of the 2015 Equity Incentive Plan

Based on the votes set forth below, the amendment of the Company’s 2015 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 1,300,000 shares and establish an annual limit on non-employee director aggregate cash and equity compensation at $750,000 was duly approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,226,974	10,302,422	4,214	1,204,867

Proposal 5 – Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,645,854	91,430	1,193	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated May 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Jason Sebring
Jason Sebring Vice President and General Counsel

Date: May 25, 2017

EXHIBIT INDEX

Number	Description

99.1	Press Release dated May 25, 2017.